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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
CONTINENTAL MATERIALS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONTINENTAL MATERIALS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2004 annual meeting of stockholders of Continental Materials Corporation (the "Company") will be held at LaSalle Bank, 135 South LaSalle Street, Chicago, Illinois 60603 on Wednesday, May 26, 2004, at 10:00 a.m. CST, to consider and act upon the following matters:

          (a)   The election of three directors to serve until the 2007 annual meeting or until their successors are duly elected and qualified;

          (b)   The ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as independent auditors for the Company for the 2004 fiscal year; and

          (c)   The transaction of such other business as may properly be presented at the meeting.

        Only stockholders of record at the close of business on March 31, 2004 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of these stockholders will be available to any stockholder, for any germane reason, at the Company's office, 225 West Wacker Drive, Chicago Illinois, for ten days preceding the meeting and will also be available for inspection at the meeting.

        Accompanying this notice are the Annual Report for the fiscal year ended January 3, 2004, a proxy statement, a form of proxy, and an envelope for returning the executed proxy to the Company. Even if you plan to attend the Annual Meeting in person, please read these proxy materials and cast your vote on the enclosed proxy as soon as possible. Be sure to sign and date the proxy prior to returning it. Any proxy given by a stockholder may be revoked by such stockholder at anytime prior to the voting of the proxy at the annual meeting.

By Order of the Board of Directors,

Mark S. Nichter Secretary
Chicago, Illinois April 26, 2004

CONTINENTAL MATERIALS CORPORATION
225 West Wacker Drive
Chicago, Illinois 60606

Annual Meeting of Stockholders
PROXY STATEMENT

GENERAL INFORMATION

        The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Continental Materials Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at 10:00 a.m. CST on May 26, 2004, at LaSalle Bank, 135 South LaSalle Street, Chicago, Illinois 60603. Any properly executed proxy may be revoked by the executing stockholder at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person. All proxies duly executed and received will be voted on all matters presented at the meeting. Where a specification as to any matter is indicated, the proxy will be voted in accordance with such specification. Where, however, no such specification is indicated, the proxy will be voted for the named nominees, for the ratification of PricewaterhouseCoopers LLP, and in the judgment of the Proxies on any other proposals. The approximate date on which this proxy statement and the enclosed proxy are first sent or given to stockholders is April 26, 2004.

        The stockholders of record on March 31, 2004, of the 1,703,143 outstanding shares of common stock of the Company, are entitled to notice of and to vote at the annual meeting. Each such share is entitled to one vote on each matter properly proposed at the annual meeting.

        The three nominees who receive the greatest number of votes cast for the election of directors at the 2004 annual meeting by these holders of the Company's common stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Company's common stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the ratification of the appointment of PwC as independent certified public accountants to the Company for the 2004 fiscal year. Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting will be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. If a quorum is present at the meeting, the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Because the election of directors is determined on the basis of the greatest number of votes cast, abstentions and broker non-votes have no effect on the election of directors. With respect to other matters, shares present in person or by proxy but not voted, whether by abstention, broker non-vote, or otherwise, have the same legal effect as a vote AGAINST the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

        Stockholders may change their vote at any time prior to the vote at the annual meeting. Record holders may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Secretary of the Company prior to the annual meeting, or by attending the annual meeting and voting in person. Beneficial owners may change their vote by submitting new voting instructions to their broker, trustee or nominee, or, if the beneficial owner has obtained a proxy from his or her broker or nominee giving the beneficial owner the right to vote the shares, by attending the meeting and voting in person.

PROPOSAL 1
BOARD OF DIRECTORS

Election of Directors

        The Company has a Board of Directors consisting of nine persons, divided into three classes. At this year's annual meeting three directors will be elected to serve for a term of three years or until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. Management has no reason to believe that any nominee will be unable to serve his or her term. If any nominee should not be available, the proxies will vote for the election of such persons designated by them as are expected to continue, as nearly as possible, the existing management goals of the Company.

        The Board of Directors recommends that stockholders vote "FOR" the Company's nominees as Directors.

Name, Age and Other Positions, if any, with Company	Served as Director Since	Business Experience	Current Term As Director Expires
Nominee Directors
William D. Andrews, 57	—	Former Senior Vice President, Executive Vice President and Director of Fixed Income for Stein, Roe & Farnham, a financial services company.	—
Betsy R. Gidwitz, 63	1996	Former Professor from Massachusetts Institute of Technology.	2004
James G. Gidwitz, 57 Chairman of the Board and Chief Executive Officer	1978	Chairman of the Board and Chief Executive Officer of the Company since 1983.	2004

Name, Age and Other Positions, if any, with Company	Served as Director Since	Business Experience	Current Term As Director Expires
Continuing Directors
Ralph W. Gidwitz, 68	1984	President, Chief Executive Officer and Director of Capital Results LLC (formerly Financial Capital, LLC) a financial consulting company, since 1996.	2005
Peter E. Thieriot, 61	2001	General Manager of Elk Mountain Ranch Company, LLC, a privately owned livestock ranch, since 1993.	2005
Theodore R. Tetzlaff, 59	1981	Partner in the law firm of McGuireWoods LLP since January 2002, Managing Partner of its Chicago office and member of its governing Board of Partners. Partner in the Chicago law firm of Jenner & Block from 1982 through 2001. Mr. Tetzlaff also served as General Counsel of Tenneco, Inc., an oil and gas company, from 1992 to 1999.	2005
Thomas H. Carmody, 57	1994	Chairman of the Board of Ameridream, a charitable organization providing housing down payment assistance for qualifying individuals since 2003. Chief Executive Officer of Summitt International, LLC, a sports marketing and distribution company, since 1999. Mr. Carmody previously held the same position with Continental Sports Group, LLC, a sports marketing and distribution company, from 1998 to 1999.	2006
Ronald J. Gidwitz, 59	1974	Partner in GCG Partners, a strategic consulting and equity capital firm, since 1998.	2006
Darrell M. Trent, 65	1997	Chairman of the Board and Chief Executive Officer of Acton Development Company, Inc., a real estate development and property management company, since 1988.	2006

Family Relationships

        James G. Gidwitz and Ronald J. Gidwitz are sons of Gerald S. Gidwitz. The late Joseph L. Gidwitz was Gerald S. Gidwitz's brother. Ralph W. Gidwitz is a son of, and Betsy R. Gidwitz is a daughter of, Joseph L. Gidwitz. Gerald S. Gidwitz, together with his descendants, as well as the descendants of Joseph L. Gidwitz are herein referred to as the "Gidwitz Family." See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Corporate Governance/Board of Directors

        The Board of Directors recognizes the importance of good corporate governance as a means of addressing the needs of the Company's stockholders, employees, customers and community. Pursuant to the Delaware General Corporation Law, under which the Company is organized, the business, property and affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed of the Company's business through discussions with the Chairman and management, by reviewing monthly financial and operational summaries and other materials prepared for them by management and by participating in meetings of the Board and its committees. During 2003, the Board held four meetings and the committees held a total of six meetings. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors during the time when they served except for Darrell M. Trent, who was on a leave of absence for part of the year serving as a volunteer with the Coalition Provisional Authority in Iraq. Mr. Trent, a former U.S. Undersecretary of Transportation, was overseeing the recreation of Iraq's Ministry of Transportation. The Company's policy is to invite and encourage all directors to attend the annual meeting of shareholders. All current directors, except Betsy R. Gidwitz, attended the 2003 meeting.

        In furtherance of its corporate governance responsibilities, during April 2004, the Board of Directors adopted a formal Code of Ethics for the CEO and Senior Financial Officers and a formal General Code of Business Conduct and Ethics (attached hereto as Appendix C), which is intended to provide guidelines regarding the actions of all of the Company's directors, officers and employees.

Director Independence

        The Board of Directors held a meeting on March 8, 2004. At this meeting, the Board discussed the independence of each of its members as defined by the American Stock Exchange's ("AMEX") corporate governance rules as well as the more strict independence rules of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") as they pertain to directors serving on the Audit Committee of the Board. The Board of Directors has determined, after careful review, that Thomas H. Carmody, Theodore R. Tetzlaff, Peter E. Thieriot and Darrell M. Trent are independent members as defined by the AMEX corporate governance rules but that Mr. Tetzlaff is not independent with regard to the Audit Committee employing the more strict rules of Sarbanes-Oxley. The Board further determined that while Betsy R. Gidwitz and Ralph W. Gidwitz met the technical requirements of independence, because of their relationship to the Chairman and Chief Executive Officer, James G. Gidwitz, there was not an appearance of independence and, thus, they were not affirmed as independent. As a result of the foregoing, the Board determined it did not, as presently composed, meet the AMEX requirement that a majority of the Board be independent. The Nominating Committee has recommended, and the Board has agreed, to place William D. Andrews on the ballot at the 2004 Annual Meeting of Stockholders for consideration to serve as an independent Board member. Mr. Andrews will replace Joseph J. Sum, the Company's Vice President and Chief Financial Officer. Mr. Andrews served in a number of capacities at Stein, Roe & Farnham, most recently as the Senior Vice President, Executive Vice President and Director of Fixed Income, before retiring in 2002. Mr. Andrews also has served and currently serves on various other boards. Should Mr. Andrews be elected, a majority of the Board will be independent as affirmatively determined by the Board. The Board also determined that certain changes to the Audit Committee and Compensation Committee were required. The Board, therefore, appointed Peter E. Thieriot (Chair), Darrell M. Trent and Thomas H. Carmody to

serve on the Audit Committee and Theodore R. Tetzlaff (Chair) and Darrell M. Trent to serve on the Compensation Committee. During the meeting, Mr. Thieriot was interviewed regarding his qualifications for "financial expert" as defined by the AMEX as well as Sarbanes-Oxley. The Board determined that Mr. Thieriot satisfied all requirements. At this meeting, the Board also established a Nominating Committee and appointed Peter E. Thieriot and Thomas H. Carmody to serve. With these changes, the Board believes that each committee consists solely of independent directors as defined by the AMEX corporate governance rules and that the Audit Committee membership also satisfies the more stringent Sarbanes-Oxley independence rules.

Director's Compensation

        Each director who is not an officer or employee of the Company receives a set fee of $10,000 per year plus additional fees of $500 for each board meeting or board committee meeting which he or she attends, with a $5,000 cap on the aggregate meeting fee.

Committees of the Board

        The Company's Board of Directors has established an Audit Committee, Compensation Committee and a newly established Nominating Committee. The committees were restructured in early 2004 so that each committee consists solely of independent directors, as required and defined by the AMEX corporate governance rules.

Audit Committee

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. During 2003, the Audit Committee was composed of Theodore R. Tetzlaff, Ralph W. Gidwitz and Darrell M. Trent. As noted above, at its first regularly scheduled meeting of 2004, held on March 8, the Board replaced Messrs. Tetzlaff and Gidwitz with Peter E. Thieriot and Thomas H. Carmody to comply with the new independence rules of the AMEX and Sarbanes-Oxley. Also see "AUDIT COMMITTEE REPORT" below for discussion of responsibilities. There were four Audit Committee meetings in fiscal year 2003.

Compensation Committee

        The Compensation Committee was composed of Ronald J. Gidwitz and Theodore R. Tetzlaff in 2003. At its first regularly scheduled meeting of 2004, held on March 8, the Board replaced Mr. Gidwitz with Darrell M. Trent to comply with the independence requirements of the AMEX and Sarbanes/Oxley. See "COMPENSATION COMMITTEE REPORT" for discussion of responsibilities. The Compensation Committee held two meetings, attended by both members, in fiscal year 2003.

Nominating Committee

        In addition to the changes in committee membership, as noted above, the Board of Directors established a Nominating Committee at the March 8, 2004 meeting. Messrs. Thomas H. Carmody and Peter E. Thieriot were appointed by the Board to serve on this committee. The purpose of the Nominating Committee is to (a) review of the composition of the Board for succession planning purposes, as well as to ensure that the skills and expertise deemed necessary are well represented on the Company's Board; (b) identify individuals qualified to serve as members of the Board; (c) recommend to the Board director nominees to be presented at the annual meeting of stockholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise; and (d) develop and recommend to the Board such corporate governance policies as the Nominating Committee believes appropriate and desirable. Director nominees are generally identified through recommendations from members of the Board or management, however candidates recommended by shareholders will be considered. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing to the Company's Corporate Secretary at the following address:

              Corporate Secretary
              Continental Materials Corporation
              225 West Wacker Dr. Suite 1800
              Chicago, Illinois 60606

        The Nominating Committee requires that the recommendation include the following:

  •
  the name and address of the stockholder making the recommendation and evidence of his or her ownership of Continental Materials Corporation Stock, including the number of shares and period of ownership;

  •
  the name and address of the director candidate, and his or her resume or listing of qualifications, taking into account the criteria described below; and

  •
  the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

        For a candidate to be considered by the Nominating Committee for inclusion in the slate of nominees proposed by the Board at the next annual meeting of stockholders, the stockholder's recommendation must be received by the Corporate Secretary no later than December 28, 2004.

        The Nominating Committee maintains formal criteria for selecting directors to assure that each candidate:

  •
  possesses fundamental qualities of intelligence, honesty, business acumen, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;

  •
  has a genuine interest in the Company and a recognition that as a member of the Board, each director is accountable to all Continental Materials stockholders;

  •
  has a background that demonstrates an understanding of business and financial affairs;

  •
  is or has been in a senior position in a corporation, university or major unit of government;

  •
  has no conflict of interest or legal impediment that would interfere with the duty or loyalty owed to the Company and its stockholders;

  •
  has the ability and be willing to spend the time required to function effectively as a director;

  •
  is compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the Company as a director; and

  •
  has independent opinions and is willing to state them in a constructive manner.

        William D. Andrews is the only nominee that was approved by the Nominating Committee for inclusion on the Company's proxy card for the annual meeting other than directors standing for re-election. Mr. Andrews was suggested to the Committee by the Chairman of the Board. A copy of the Nominating Committee Charter, which is reviewed and revised as appropriate, is attached to this proxy statement as Appendix B.

Executive Sessions

        The Company's Board of Directors has determined that, in order to satisfy its corporate governance responsibilities, the Board will meet in executive session without management or any employee director present as often as deemed appropriate and at least annually. The Audit Committee is also required by its charter to meet at least annually in separate executive sessions with the independent auditor and management.

Annual Assessment of Board and Committee Performance

        Beginning in 2004, the Board will perform an annual review its own performance, structure and processes in order to assess its effectiveness. Each committee of the Board will also conduct a similar annual self-evaluation.

Contacting the Board of Directors

        Continental Materials Corporation has established a process for sending communications to members of the Board. Specifically, stockholders and other interested parties may contact any of the Company's directors, including the chairman, by mail at the following address:

              Continental Materials Director
              c/o Corporate Secretary
              Continental Materials Corporation
              225 West Wacker Dr. Suite 1800
              Chicago, Illinois 60606

All communications will be forwarded by the Company's Corporate Secretary directly to the named director or the chairman of the board, if no individual director is specified.

Disclosure Controls and Procedures

        The Company has established disclosure controls and procedures designed to ensure that financial and non-financial information required to be disclosed by the Company in the reports it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported on a timely basis. These controls and procedures are designed to ensure that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, to allow for timely decisions regarding required disclosure. Each quarter, the Company carries out an evaluation, under the supervision and with the participation of the Chief Executive Officer and Chief Financial Officer, as well as other members of the Company's management team, of the effectiveness of the Company's disclosure controls and procedures.

AUDIT COMMITTEE REPORT

        Management is responsible for Continental Materials' internal controls and financial reporting process. PwC is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those statements. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee for 2004 has been established consisting of three independent directors, as defined by the AMEX and Sarbanes-Oxley. The Board has determined that Peter E. Thieriot qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission.

Charter

        The Audit Committee's duties and responsibilities are set forth in a written charter, which was initially adopted and approved by the Board on May 24, 2000 and amended in January 2004 to address the requirements of Sarbanes-Oxley and the AMEX corporate governance rules. A copy of the Audit Committee Charter, which is reviewed and revised as appropriate, is attached to this proxy statement as Appendix A.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  engaged PwC as the Company's independent auditors;

  •
  reviewed and discussed the Company's audited financial statements with management;

  •
  reviewed and discussed with management the selection, application and disclosure of critical accounting policies of the Company and the Company's internal control procedures;

  •
  discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting;

  •
  discussed with PwC the selection, application and disclosure of the Company's critical accounting policies;

  •
  discussed with PwC the audit plan, scope, identification of audit risks and the Company's internal control procedures;

  •
  received written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

  •
  discussed with representatives of PwC the public accounting firm's independence from Continental Materials and management; and

  •
  considered whether the provision by PwC of non-audit services is compatible with maintaining PwC's independence.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Continental Materials' audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors serving during 2003
Theodore R. Tetzlaff (Chairman)
Ralph W. Gidwitz
Darrell M. Trent

EXECUTIVE COMPENSATION

        The following table summarizes the compensation of the Company's chief executive officer and its two other named executive officers for the years 2001 through 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation
							Awards		Payouts
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation (1)	Restricted Stock Awards	Stock Options (#)	Long-Term Incentive Plan Payouts	All Other Compensation (2)
James G. Gidwitz Chairman and Chief Executive Officer	2003 2002 2001	$ $	442,400 442,400 425,400	$ $	143,800 118,000 273,200	— — —	None None None	None None None	None None None	$175,299 (100,271 (47,063	) )
Joseph J. Sum Vice President and Chief Financial Officer	2003 2002 2001		203,900 203,900 196,000		59,800 46,000 86,000	— — —	None None None	None None None	None None None	44,922 14,914 35,966
Mark S. Nichter Secretary (3)	2003 2002 2001		119,000 119,000 114,400		25,500 21,000 39,000	17,127 18,290 24,022	None None None	None None None	None None None	11,200 14,220 22,635

(1)
Where no amounts are shown, Other Annual Compensation does not exceed the reporting thresholds.

(2)
All other compensation includes employer cash contributions to the Company's 401(k) Plan. For Messrs. Gidwitz and Sum, these amounts also include (a) amounts deferred under a Supplemental Profit Sharing Plan and (b) imputed gain or loss on the deferred balances. The imputed gain or loss is determined by applying the same rate of return to the deferred balances as the employee has realized on his 401(k) Plan investments exclusive of investments in the Company's common stock, if any.

(3)
Mr. Nichter is 53 years old and has served as the Company's Secretary since 1992 and Corporate Controller since 1989.

Stock Options

        The Company's Amended and Restated 1994 Stock Option Plan provides for the granting of stock options to attract, retain and reward key managerial employees of the Company or its subsidiaries. The Stock Option Plan provides for the grant of options not to exceed, in the aggregate, 360,000 shares of Common Stock. Grants of options and option prices will be established by the Compensation Committee of the Board of Directors. Option prices may not be less than the fair market value of the stock at the date of the grant. On September 26, 1995, options for 156,000 were granted to five individuals. The options are exercisable for a ten-year period from the date of grant. Of this amount, 73,400 options remained outstanding at both the 2002 and 2003 fiscal year-ends. There have been no other grants of options since 1995.

        The following table sets forth the activity for 2003 regarding the number of shares acquired on exercise of options, the value realized, the number of shares for which options were outstanding and the value of those options as of the fiscal year end.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable (#)	Value of Unexercised In-the- Money Options at FY-End Exercisable/ Unexercisable
James G. Gidwitz	0	0	60,000/0	$1,243,650/0
Joseph J. Sum	0	0	13,400/0	271,124/0

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors makes recommendations to the Board concerning compensation for the Chief Executive Officer and determines compensation for other officers. The Committee also administers the Company's Amended and Restated 1994 Stock Option Plan with respect to executive officers and oversees other benefit plans. The Compensation Committee is comprised of independent directors, as discussed above under "Committees of the Board."

Compensation Philosophy

        It is the philosophy of the Company to ensure that executive compensation is linked to corporate performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation should be higher than in years in which the performance is below expectations. At the same time, the Compensation Committee is cognizant of its need to offer compensation that is competitive. By providing the opportunity for compensation that is comparable to the levels offered by other similarly situated companies, the Company is able to attract and retain key executives. The Committee regularly reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The Committee engages independent compensation consultants to assist it in determining the competitiveness of the Company's overall compensation structure.

Compensation Program Components

        To achieve its compensation goals, the compensation program consists primarily of two components, base salary and bonuses. Both components are reviewed annually considering corporate performance and individual initiative and performance. The executive officers can receive a significant portion of their total compensation through the performance-based bonus program. This places a large percentage of their compensation at risk while more closely aligning their interests with the interests of the Company's stockholders.

Salaries

        The Compensation Committee establishes salaries each year based on each officer's individual responsibilities, performance and through comparisons with companies of similar size and complexity. Officer salaries are typically reviewed and adjusted each year at the Committee's March meeting. At management's suggestion, the Committee did not approve any salary increases for the Company's officers for the 2003 year. Management's suggestion to forego officer increases was driven by the decline in operating performance at the end of 2002 and the beginning of 2003. The Committee awarded increases in officer salaries for 2004 to reward the improved performance of the last three quarters of 2003 and to reflect the increases in salaries paid by companies of similar size and complexity.

Cash Bonuses

        The bonus program is intended to provide an opportunity to receive additional cash compensation but only if it is earned through achievement of specified performance goals. At the beginning of each year, the Compensation Committee establishes the annual target goals for earnings and return on net investment considering the Company's annual business plan, the Company's prior year's performance and the performance of other companies in the industry segments in which the Company competes. Personal goals are also established for executives other than the Chief Executive Officer. The Committee then relies primarily on mathematical formulae in calculating the bonuses to be granted. The Committee believes that these performance measures serve to align the interests of executives with the interests of stockholders. During 2003, the consolidated results of the Company slightly exceeded the threshold award level established for both earnings and return on net investment.

2003 Compensation of the Chief Executive Officer

        In evaluating the compensation of the Company's chief executive officer, Mr. James G. Gidwitz, the Compensation Committee reviewed Mr. Gidwitz' existing compensation arrangements, the performance of the Company (taking into account the performance measures discussed above) and of Mr. Gidwitz, and compensation of chief executive officers in similarly situated companies. At management's suggestion, as previously noted, the Committee did not increase Mr. Gidwitz' salary during 2003. For comparison purposes, Mr. Gidwitz's salary was increased by 4.0% in 2002 and 4.1% in 2001. In granting Mr. Gidwitz' fiscal year 2003 bonus, the Committee reviewed the Company's performance against the established targets for earnings and for the percentage return on net investment. In 2003, the Company slightly exceeded the threshold level of both goals. Accordingly, the Committee applied the mathematical formulae and granted Mr. Gidwitz a bonus of $143,800 for 2003 compared to $118,200 for the prior year. The 2003 bonus represented approximately 65% of his target bonus amount.

Stock Option and Long-Term Plans

        The Company maintains the Continental Materials Corporation Amended and Restated 1994 Stock Option Plan; however, no stock options were granted by the Board during fiscal year 2003. The Company has no other long-term compensation plans.

Conclusion

        After reviewing all of the components of its existing compensation program, including perquisites, the Compensation Committee has determined that the total annual compensation received by the officers of the Company is reasonable and competitive with the compensation programs provided by other corporations of similar size and complexity. Moreover, the Committee believes that it has set compensation at levels that reflect each executive officer's contribution towards the Company's objectives.

Submitted by the Compensation Committee of the Board of Directors serving during 2003
Ronald J. Gidwitz
Theodore R. Tetzlaff

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Theodore R. Tetzlaff, a member of the Compensation Committee, is a partner in the law firm of McGuireWoods LLP, Managing Partner of its Chicago office and member of its governing Board of Partners. Mr. Tetzlaff was previously with the law firm of Jenner & Block. From time to time, the Company retains McGuireWoods and/or Jenner & Block to provide it with legal services. The dollar amount of fees paid to McGuireWoods and Jenner & Block by the Company in 2003 did not exceed 5% of either firm's annual gross revenues.

        The Company engaged in various transactions in which members of the Gidwitz Family, including Ronald J. Gidwitz, a member of the Compensation Committee during 2003, had an interest, as follows:

        The Company currently serves as the sponsoring corporation in an Insurance Purchasing Group (the "Group"), which consists of the Company and its subsidiaries and a company in which the Gidwitz Family are the principal owners. The cost of such insurance is allocated among all members of the Group either by the underwriter or based upon a formula that considers such factors as, but not limited to, nature of the risk, loss history and size of operations. From time to time, the Company will advance payments to the insurance carriers on behalf of the individual members of the Group. The Company invoices each member of the Group for their respective share of each payment. The largest aggregate amount of indebtedness outstanding at any time during the fiscal year 2003, with respect to this program, was approximately $57,000. The Company's participation in the Group has, in management's opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other related charges.

COMPARISON OF TOTAL SHAREHOLDER RETURN

        The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its common stock for a five-year period (December 31, 1998 to December 31, 2003), with the cumulative total return of the American Stock Exchange Market Value Index ("ASEMVI"), and a peer group of companies selected by the Company. The "Peer Group" is more fully described below. Dividend reinvestment has been assumed with respect to the ASEMVI and the Peer Group. The companies in the peer group are weighted by market capitalization as of the beginning of the measurement period. The Company has never paid a dividend.

        The Company manufactures and markets products in two separate industries. These industries are (i) heating and air conditioning and (ii) construction materials, primarily ready-mix concrete. The Company's principal activities have occurred exclusively in these two industries for over 15 years. The Peer Group selected by the Company for the above graph is a combination of companies from these two industries. The companies included in the Peer Group are: Centex Construction Products, Inc.; Devcon International Corp.; Fedders Corporation; Florida Rock Industries, Inc.; Hanson PLC; Lafarge Corporation; LSB Industries, Inc.; Martin Marietta Materials, Inc.; Mesteck, Inc.; and York International Corp. Martin Industries, Inc., previously included in the Peer Group, was liquidated during October of 2003.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following information is furnished as to the Common Stock of the Company owned beneficially as of March 31, 2004 by (i) each director, (ii) the named executive officers, (iii) directors and named executive officers as a group, and (iv) persons that have reported beneficial ownership of more than 5% of the Company's Common Stock.

Name and Address of Beneficial Owner	No. of Shares		Percent of Class (1)
Gidwitz Family 225 West Wacker Drive, Suite 1800 Chicago, Illinois 60606	846,720	(2)(4)	48.0%
Warren G. Lichtenstein 750 Lexington Avenue New York, New York 10022	335,700	(5)	19.7%
Franklin Advisory Services, LLC One Parker Plaza, 16th Floor Fort Lee, NJ 07024	99,500	(6)	5.8%
Continental Materials Corporation Employees Profit Sharing Retirement Plan	63,253		3.7%
William D. Andrews	0		—
Thomas H. Carmody	200		—
James G. Gidwitz	66,002	(2)(3)(4)	3.8%
Betsy R. Gidwitz	6,002	(3)	.4%
Ralph W. Gidwitz	6,002	(3)	.4%
Ronald J. Gidwitz	6,002	(3)	.4%
Mark S. Nichter	0	(2)	—
Joseph J. Sum	16,400	(2)(4)	1.0%
Theodore R. Tetzlaff	0		—
Peter E. Thieriot	2,000.1%
Darrell M. Trent	2,000.1%
All directors, nominees and named officers as a group (includes ten persons)	930,573	(7)	52.4%

(1)
Calculations are based on 1,703,143 shares of Common Stock outstanding as of March 31, 2004. Shares subject to options exercisable within 60 days of March 31, 2004 are considered for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentages held by others. The shares owned in each case, except as otherwise indicated, constitute less than 1% of the outstanding shares of the Company's common stock.

(2)
Excludes 63,253 shares held by the Company's Employee Profit Sharing Retirement Plan as to which James G. Gidwitz, Mark S. Nichter and Joseph J. Sum share voting power as trustees of such Plan.

(3)
Excludes shares held indirectly as follows, which shares are included in the Gidwitz Family holdings (See "ELECTION OF DIRECTORS—Family Relationships" for a description of the Gidwitz Family):

(a)
727,126 shares owned by a partnership whose managing partners are Betsy R. Gidwitz, Gerald S. Gidwitz, James G. Gidwitz, Ralph W. Gidwitz, and Ronald J. Gidwitz;

(b)
5,256 shares owned by a partnership whose beneficial owners are members of the Gidwitz Family; and

  (c)
  30,330 shares held directly by Gidwitz family members other than those family members included in the security ownership of management table above.

        With respect to the shares referenced in this Note, the beneficial owners indicated in (c) have sole voting and investment power and the beneficial owners indicated in (a) and (b) have shared voting and investment power.

(4)
Includes shares of Common Stock subject to options exercisable within 60 days of March 31, 2004 as follows: James G. Gidwitz, 60,000 shares (which shares are also included in the Gidwitz Family holdings); and Joseph J. Sum, 13,400 shares.

(5)
Includes 335,700 shares held by Steel Partners II, L.P. By virtue of his position with Steel Partners II, Mr. Lichtenstein has sole power to vote and dispose of such 335,700 shares. Information is per the most recent Schedule 13D filed with the Securities and Exchange Commission which Schedule is dated April 4, 2003.

(6)
Represents ownership of 99,500 shares reported in a Schedule 13G dated December 31, 2003, by Franklin Resources, Inc. (FRI), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC (FAS). According to the Schedule 13G, the shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of FRI. FAS, as the investment adviser, retains sole investment and voting power over the shares.

(7)
Includes shares and options exercisable within 60 days of March 31, 2004 held by the Gidwitz Family, shares and options held by directors and officers who are not members of the Gidwitz Family and 63,253 shares held by the Company's Employee Profit Sharing Retirement Plan as to which James G. Gidwitz, Mark S. Nichter and Joseph J. Sum share voting power as trustees of such Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of beneficial ownership of Common Stock of the Company. Such officers and directors are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, all officers and directors of the Company complied with the Section 16(a) filing requirements.

Certain Relationships and Related Transactions

        The Company purchases insurance coverage for workers' compensation, general and product liability together with another company controlled by the Company's principal shareholders to minimize insurance costs and to obtain other more favorable terms. Allocation of the expense of the program is either provided by the underwriter or based upon a formula that considers, among other things, sales levels, loss exposure and claim experience. Claims under the self-insured portion of the policies are charged directly to the incurring party.

PROPOSAL 2
RATIFICATION OF ENGAGEMENT OF INDEPENDENT AUDITORS

        The Board of Directors and the Audit Committee recommend ratification of the continued engagement of PricewaterhouseCoopers LLP, Certified Public Accountants, to audit the Company's books for the fiscal year ending January 1, 2005. An appropriate resolution ratifying such employment will be submitted to the stockholders at the annual meeting. If such resolution is not adopted, the Audit Committee will reconsider such appointment.

        A representative of PwC is expected to be present at the stockholders' annual meeting. The representative will have an opportunity to make a statement if he/she desires to do so, and he/she will be available to respond to appropriate questions.

Audit Fees

        Fees for services performed by PwC relating to the 2003 audit of the consolidated annual financial statements, review of the financial statements included in the quarterly reports on Form 10-Q and statutory and regulatory filings or engagements, aggregated approximately $192,600 in 2003 and $180,800 in 2002.

Audit Related Fees

        Fees for services performed by PwC relating to the audit of the consolidated annual financial statements, including employee benefit plan audits, accounting consultations, and, in 2002, the audit of the opening balance sheet of McKinney Door and Hardware, Inc. acquired as of April 1, 2002, aggregated approximately $21,500 in 2003 and $45,500 in 2002.

Tax Fees

        Fees for services performed by PwC for tax compliance, tax advice and tax planning aggregated approximately $33,000 in 2003 and $53,000 in 2002. Of these amounts, approximately $29,000 in 2003 and $35,000 in 2002 related to the identification of Enterprise Zone tax credits.

All Other Fees

        There were no other services rendered by, nor fees paid to, PwC during either 2003 or 2002.

Pre-approval of Audit and Permissible Non-Audit Services

        The Audit Committee must separately pre-approve the engagement of the independent auditor to audit the Company's consolidated financial statements. The Audit Committee has established a pre-approval policy for engaging the independent auditor for other audit and permissible non-audit services. Under the policy, the Audit Committee has specified audit, audit-related, tax and regulatory services that may be performed by the independent auditor. The engagement for those services specified in the policy requires the further, separate pre-approval of the chairman of the Audit Committee or the entire Audit Committee, if specific dollar thresholds set forth in the policy are exceeded. Services not specified in the policy will require separate pre-approval by the Audit Committee. The audit, audit-related, tax and other services provided by PwC in 2003 and 2002, described above, were performed prior to the establishment of the pre-approval policy and thus, were all individually pre-approved by the Audit Committee in accordance with its then current policy.

        The Audit Committee recommends that stockholders vote "FOR" the ratification of PwC as independent accountants for the Company for the 2004 fiscal year.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

        The deadline for receipt of stockholder proposals for inclusion in the Company's proxy statement for its 2005 annual meeting is December 28, 2004. With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by March 16, 2005. This notice requirement and deadline are independent of the notice requirement and deadline described above for a shareholder proposal to be considered for inclusion in the Company's proxy statement. The management does not know of any matters to be presented at the annual meeting other than those set forth in this proxy statement. If any other matters not now known come before the annual meeting, it is intended that the persons named in the proxies will act according to their best judgment.

EXPENSES

        The entire expense of preparing, printing and mailing the form of proxy and the material used for the solicitation thereof will be borne by the Company. In addition, the Company has retained the services of InvestorCom, Inc. to solicit proxies from nominees and brokers' accounts at a cost of approximately $4,500. Solicitation of proxies will be made by mail but also may be made through oral communications by directors, officers or employees of the Company who will receive no additional compensation for such efforts.

By Order of the Board of Directors,

James G. Gidwitz Chairman of the Board

APPENDIX A

Continental Materials Corporation
Charter and Powers of the Audit Committee

I    PURPOSE

        The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and control system.

  •
  Appoint, compensate, retain and oversee the work of any registered public accounting firm engaged. In this respect, the independent auditor will report directly to the Committee and the Committee has ultimate authority to approve all audit engagement fees and terms.

  •
  Provide an open avenue of communication among the independent auditors, internal auditors (if appropriate), financial and senior management and the Board.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Standards relating to the Committee may change from time-to-time as the SEC, AMEX and the Public Company Accounting Oversight Board further define and interpret the Sarbanes-Oxley Act. In addition, new laws may be passed that affect the responsibilities of the Committee. The Committee shall endeavor to meet all mandatory standards and responsibilities that may become effective during the period after this document is adopted and prior to its formal update. In all cases where the law or mandatory standards may differ from or exceed those written in this document, the law or mandatory standard shall be deemed to take precedence, and be effective for the Committee.

        The Committee will have the authority and adequate funding, as determined by the Committee, provided by the Corporation to engage independent counsel and other advisors, as it determines necessary to carry out its duties. In addition, the Committee will receive appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

II    COMPOSITION

        The Committee shall be comprised of three or more directors as determined and appointed by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Further, by May 26, 2004, each member of the Committee will satisfy both the general AMEX independence standards as well as the heightened standards applicable to audit committee members as mandated by SEC Rule 10A-3. Each member of the Committee shall be financially literate. Financially literate means that each Committee member must be able to read and understand fundamental financial statements or will become able to do so within a reasonable time after appointment to the Committee. Additionally, by May 26, 2004, at least one member of the Committee shall have accounting or related financial management expertise, such as past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer or other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

        The members of the Committee shall be appointed annually by the Board or may serve until their successors are duly appointed and qualified. Unless a Chairperson is appointed by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III    MEETINGS

        The Committee shall hold meetings at least quarterly and may hold special meetings as may be called by the Chairperson of the Committee or at the request of the independent auditors or management. The Committee will meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.

IV    RESPONSIBILITES AND DUTIES

        The primary responsibility of the Committee is to oversee the Corporation's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine if the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing the statements.

        The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

Documents/Reports Review

  1.
  Review this Charter annually (or more frequently, if warranted) and propose any necessary changes to the Board.

  2.
  Review with management and the independent auditors the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, that includes a certification, report, opinion, or review rendered by the independent auditors. Their review shall include the Committee's judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgment and the clarity of the disclosures in the financial statements, plus any matters required to be communicated under generally accepted accounting principles.

  3.
  Review with management and the independent auditors the 10-Q prior to its filing or prior to the release of earnings, and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting principles. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

Independent Auditors

  4.
  Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm will report directly to the Committee.

  5.
  Discuss with the independent auditors the overall scope and plans for the audit including the adequacy of staffing.

  6.
  On an annual basis, the Committee will ensure receipt and review of a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard No.1. The Committee will discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence and impact upon objectivity. This includes a review of management consulting services, tax services and any other services along with their related fees giving special attention to the SEC's final ruling adopting amendments to its existing requirements regarding auditor independence.

  7.
  Pre-approve all services provided by the independent auditors.

  8.
  Meet separately with the independent auditors, with and without management present, to discuss the results of their examinations and provide sufficient opportunity for the internal auditors, if any, to meet privately with the Committee members when circumstances warrant.

Financial Reporting Processes

  9.
  In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

  10.
  Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  11.
  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Review

  12.
  Confer with the independent auditors concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent auditors' annual engagement letter; annual audit plans and budgets; and authorize the independent auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

  13.
  Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  14.
  Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  15.
  Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

  16.
  Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented, such review to be conducted within an appropriate amount of time subsequent to implementation of the changes or improvements, as decided by the Committee.

Ethical and Legal Compliance

  17.
  Ensure that management has a review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  18.
  Review with the Corporation's counsel, as deemed appropriate in the circumstances, legal compliance matters including corporate securities trading policies.

  19.
  Review with the Corporation's counsel, as deemed appropriate in the circumstances, any legal matter that could have a significant impact on the Corporation's financial statements.

  20.
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing laws, that the Committee or the Board deems necessary or appropriate. The Committee is empowered to retain independent counsel, auditors or others to assist it in the conduct of any investigation.

  21.
  Approve procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

APPENDIX B

Continental Materials Corporation
Charter of the Nominating Committee

I    Purpose of the Committee

        The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Continental Materials Corporation (the "Company") is to:

  •
  Identify individuals qualified to serve as members of the Board;

  •
  Recommend to the Board director nominees to be presented at the annual meeting of shareholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise; and

  •
  Develop and recommend to the Board such corporate governance policies as the Committee believes appropriate and desirable.

II    Committee Organization

  •
  Composition. The Committee shall consist of at least two (2) members of the Board who satisfy the membership requirements set forth in Section 2(c) below.

  •
  Appointment and Removal. The Committee members shall be appointed by the Board to serve for a one (1) year term or until their successors shall be duly elected and qualified. Each Committee member may be removed by the Board in its sole discretion.

  •
  Membership Requirements. Each Committee member must qualify as an "independent" director under the rules applicable to companies listed on the AMEX.

  •
  Notwithstanding the membership requirements set forth in this Section 2(c), if the Committee consists of at least three (3) members, one director who does not qualify as "independent" under the rules applicable to companies listed on the AMEX may still serve as a member of the Committee if the Board determines that, under exceptional and limited circumstances, such individual's membership on the Committee is required by the best interests of the Company and its stockholders and such individual meets certain alternate criteria established by the AMEX rules.1

  •
  Committee Chairman. The Board may designate a chairman of the Committee (the "Chairman"). If the Board does not designate a Chairman, the Committee members shall elect a Chairman by a vote of a majority of the Committee.

III    Committee Meetings

  •
  The Committee shall meet at least one (1) time per year, or more frequently, as circumstances dictate.

1
Such individual must not be a current officer or employee of the Company or an immediate family member of such officer or employee. Such individual may be appointed to the Committee for a term of not more than two (2) years. If the foregoing exception is applied to any Committee member, the Company will be required to disclose in its next proxy statement the nature of the relationship and the reasons for the Board's determination.

  •
  Each Committee member shall have the authority to call a meeting of the Committee. The notice of meeting need not state the purpose for which the meeting has been called. In order to transact business, at least two (2) Committee members must be present. In the alternative, the Committee may take action without a meeting by unanimous written consent in accordance with applicable law.

  •
  The Chairman shall be responsible for establishing the agenda for each meeting and shall coordinate the distribution of briefing and/or background material to the Committee members. Additional items may be added to the agenda at the request of any Committee member. Minutes of all meetings shall be prepared by or under the supervision of the Chairman and approved by the Committee. Meetings may be held via conference call or in person.

IV    Duties of the Committee

        The Committee shall perform the following duties:

  •
  Establish criteria for Board and Board committee membership.

  •
  Oversee searches for and identify individuals qualified to serve as members of the Board.

  •
  Recommend to the Board (i) nominees for election to the Board and (ii) directors for appointment to Board committees. In making its recommendations, the Committee shall:

  1.
  review each new candidate's experience and qualifications for membership on the Board or the Board committees (including the "independent" status of the candidate) based on the criteria established by the Committee;

  2.
  in evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, (A) assess the performance, participation and contribution of such director as a member of the Board or such committee and (B) assess the experience, qualifications and "independent" status of such director based on the criteria established by the Committee; and

  3.
  periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Board committees and the Company.

  •
  Consider and make recommendations to the Board regarding shareholder nominations for directors that are submitted in accordance with the Company's By-laws and applicable law.

  •
  Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company. The Committee shall, from time to time, as it deems appropriate, review and assess the adequacy of such corporate governance guidelines and recommend any changes to the Board for approval.

  •
  Oversee the Board's annual self-assessment process whereby the Board considers its effectiveness, the effectiveness of its committees and the contribution of its individual members. In connection therewith, the Committee shall solicit comments from all directors, solicit comments from management (if necessary), prepare a report for the Board and make recommendations for improvement of the Board's operations.

  •
  Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation or By-laws and any other governing law, as the Committee or the Board deems necessary or appropriate.

V    Consultants

        The Committee shall have the authority to retain such consultants, outside counsel or other advisors as the Committee may deem appropriate, in its sole discretion.

VI    Reports to the Board

        The Committee shall report all material findings and all recommendations that may arise at a meeting of the Committee, including but not limited to those enumerated in Section 4 above, to the entire Board. Such report shall be made at the Board meeting immediately following the relevant Committee meeting.

VII    Performance Evaluation and Charter Review

        On an annual basis, the Committee shall:

  •
  Evaluate its performance and report its conclusions to the Board; and

  •
  Review this Charter and recommend any proposed changes thereto to the Board for approval.

APPENDIX C

CONTINENTAL MATERIALS CORPORATION
CODE OF BUSINESS CONDUCT AND ETHICS

For Officers, Directors and Employees

1.    INTRODUCTION

        Continental Materials Corporation and its subsidiaries (collectively, the "Company") is committed to adhering to the highest ethical, moral and legal standards in the conduct of its business and operations. This Code of Business Conduct and Ethics (the "Code") has been adopted by the Board of Directors of the Company and represents the Company's policies and guidelines regarding the actions of the Company's directors, officers and employees.

        This Code cannot address every situation that may arise in the course of business dealings. The Company expects its directors, officers and employees to use good judgment, high ethical standards, honesty and common sense in carrying out their duties and responsibilities to the Company.

        The Company intends to enforce vigorously the provisions of this Code. Violations could lead to disciplinary action, including dismissal, for cause, from the director's, officer's or employee's position with the Company, as well as possible civil and criminal liability.

2.    CONFLICTS OF INTEREST

        Directors, officers and employees are expected to act and to make decisions that are in the best interests of the Company and to avoid any situation that may present a potential or actual conflict between the interests of the Company and their own personal interests.

        A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with the interests of the Company. No director, officer or employee of the Company should take any action that may make it difficult to perform his or her duties, responsibilities and services to the Company in an objective and effective manner. No director, officer or employee is allowed to work for, or provide services to, any competitor of the Company. No director, officer or employee of the Company, or any member of his or her immediate family, may accept employment with, or acquire a financial interest in, any entity doing business with the Company if the employment or interest could conflict with the individual's performance of his or her duties and responsibilities to the Company. The best policy is to avoid any direct or indirect business connection with the Company's customers, suppliers or competitors, except on the Company's behalf.

        A conflict of interest also arises when a director, officer or employee, or any member of his or her family, receives improper personal benefits as a result of his or her position with the Company. The Company is strictly prohibited from extending any personal loans to, or guaranteeing the personal obligations of, any director, officer or employee.

        Any director, officer or employee who may have a potential or apparent conflict of interest with the Company should immediately provide Mark Nichter, Secretary of the Company, with a written description of such actual or potential conflict of interest at the following address:

              Mr. Mark Nichter
              c/o Continental Materials Corporation
              225 West Wacker Dr. Suite 1800
              Chicago, Illinois 60606

Directors, officers and employees who fail to disclose all such conflicts of interest are subject to discipline, including dismissal by the Company and possible civil and criminal liability.

3.    CORPORATE OPPORTUNITIES

        Directors, officers and employees are strictly prohibited from: (i) taking for themselves or personally benefiting from, opportunities that are discovered through the use of Company property, Company information or his or her position with the Company; (ii) using Company property, Company information, or his or her position with the Company for personal gain; and (iii) competing with the Company.

        Directors, officers and employees owe a duty to the Company to advance its legitimate interests when a corporate opportunity arises. If a director, officer or employee is presented with a business opportunity from which the Company could, in the course of its business, profit, he or she must present the opportunity to the Chairman of the Company's Board of Directors at the following address:

              Mr. James G. Gidwitz
              c/o Continental Materials Corporation
              225 West Wacker Dr. Suite 1800
              Chicago, Illinois 60606

        If the Company decides not to pursue the opportunity, then the Company will provide a written authorization to that individual permitting him or her to pursue the opportunity.

4.    CONFIDENTIALITY

        The success of the Company's business is highly dependent on maintaining the integrity of its confidential information and ensuring that information is used only for its intended purposes. Directors, officers and employees must maintain the confidentiality of, and not inappropriately use or disclose, information entrusted to them by the Company and its clients, except when such disclosure is mandated by the law. Confidential information includes all non-public information that might be useful to the Company's competitors or harmful to the Company or its clients, if disclosed.

5.    FAIR DEALING

        Directors, officers and employees should deal fairly with the Company's customers, suppliers, competitors and employees. They should not take unfair advantage of any person through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice, whether or not such action is unlawful. Directors, officers and employees must not make a deliberate misrepresentation regarding the Company or its business operations or create or assist any person in creating a false or misleading entry in any book or business record of the Company.

6.    PROTECTION AND PROPER USE OF THE COMPANY'S ASSETS

        Directors, officers and employees should protect the Company's assets, including all tangible property, trade secrets, intellectual property, computers and related information technology assets, and ensure their efficient and effective use. Theft, loss, misuse, carelessness and waste have a direct impact on the success and profitability of the Company. The Company has acquired its assets for the sole purpose of conducting the business and operations of the Company. The Company's assets may not be used for personal benefit and may not be sold, loaned, given away, or disposed of without proper authorization by the Company. All of the Company's assets should be used only for legitimate purposes and in accordance with established Company's policies.

7.    DISCRIMINATION AND HARASSMENT

        The Company is committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances. If any director, officer or employee becomes aware of or experiences any such illegal discrimination or harassment, he or she should immediately notify the local personnel manager or Mark Nichter at the above noted address.

8.    HEALTH AND SAFETY

        The Company strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

        Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

9.    RECORD-KEEPING

        The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. All of the Company's books, records, accounts and financial statements must by maintained in reasonable detail, must appropriately reflect the Company's transactions and conform both to applicable legal requirements and to the Company's system of internal controls.

10.    COMPLIANCE WITH LAWS, RULES AND REGULATIONS

        Directors, officers and employees must comply with all laws, rules, regulations and listing standards applicable to the Company, including insider trading laws. Directors, officers and employees who violate any law, rule, regulation or listing standard are subject to discipline, including dismissal by the Company, and possible civil and criminal liability.

        Directors, officers and employees must not trade securities of the Company or any other entity on the basis of non-public, material information acquired as a result of his or her position with the Company. "Insider trading" is a serious criminal offense and constitutes an unethical behavior. Insider trading occurs, for example, when a person trades securities while in possession of material, non-public information about the company involved. Information is "material" if it would affect an average person's decision whether to buy, hold or sell a security. Information is "non-public" if it has not been released to or absorbed by the investing public.

        The Company strictly prohibits and will not tolerate insider trading by its directors, officers or employees. Please see the Company's insider trading policy for more information. If a question arises regarding the Company's insider trading policies, contact Mark Nichter at 312.541.7207 for assistance.

11.    REPORTING OF UNETHICAL BEHAVIOR AND ACCOUNTING MATTERS

        The Company encourages its directors, officers and employees to talk with supervisors, managers, senior executive officers, committee members or any other appropriate person if he or she is in doubt about the best course of action for any particular situation. In addition, all directors, officers and employees should report all violations of any law, rule, regulation, listing standard or provision of this Code to their supervisors, managers, senior executive officers, committee members or any appropriate person. If the matter cannot be reported to any of these individuals, then the individual should call the Whistleblower Hotline as posted at each operating location.

        The Company encourages its directors, officers and employees to report any concerns that the individual may have regarding questionable accounting, internal accounting controls or auditing matters by calling the Whistleblower Hotline or writing to Peter E. Thieriot, Chairman of the Audit Committee, at the following address:

              Mr. Peter E. Thieriot
              Chairman of the Audit Committee
              Continental Materials Corporation
              225 West Wacker Dr. Suite 1800
              Chicago, Illinois 60606

The Company has established control procedures to ensure that all such reports are confidential and anonymous.

        In accordance with the Company's Whistleblower Policy, no director, officer or employee will suffer retaliation in any form for reporting concerns in good faith. The Company will take appropriate corrective and/or disciplinary action against any person who retaliates against any director, officer or employee who reports a suspected violation of any law, rule, regulation, listing standard or provision of this Code. See the Company's Whistleblower Policy for more information.

12.    COMPLIANCE AND WAIVERS

        The Company requires its directors, officers and employees to strictly comply with this Code. Failure to comply may subject these persons to disciplinary action, including dismissal, for cause, from the director's, officer's or employee's position with the Company, as well as possible civil and criminal liability.

        The Board of Directors may grant to any director, officer or employee a waiver of any provision set forth in this Code. Any such waiver may be granted in the reasonable discretion of the Board of Directors. Any waivers will be disclosed to the stockholders of the Company, as may be deemed appropriate, in accordance with applicable regulations.

        All directors, officers and employees of the Company must work to implement and comply with this Code and should immediately report any known violations. In some situations, however, it is difficult to know if a violation has occurred. Because every situation cannot be anticipated, the following steps and concepts will assist in resolving potential problems:

  •
  Have all the facts:    To reach the right solutions, the directors, officers, employees and the Company must be as fully informed as possible.

  •
  Ask yourself "What specifically am I being asked to do? Does it seem unethical or improper?":    As a result, you will be able to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

  •
  Clarify your responsibility and role:    In many situations and tasks, people share responsibility. Are your colleagues informed and have you discussed the situation? It may help to get others involved and discuss the problem.

  •
  Discuss the problem with your supervisor:    This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process.

  •
  Seek help from Company resources:    In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, you may want to discuss it with your office manager or a human resources manager.

  •
  You may report ethical violations in confidence and without fear of retaliation:    If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations. Please see the Company's Whistleblower Policy for additional information.

  •
  Always ask first, act later:    If you are unsure of what to do in any situation, seek guidance before you act.

CONTINENTAL MATERIALS CORPORATION

Proxy Card For Annual Meeting On May 26, 2004

        The undersigned hereby appoints Ronald J. Gidwitz and Joseph J. Sum as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, either individually or jointly, as designated below, all the shares of common stock of Continental Materials Corporation held of record by the undersigned on March 31, 2004, at the annual meeting of stockholders to be held on May 26, 2004, or any adjournment thereof. This proxy is revocable at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person.

        The Board of Directors unanimously recommends a vote FOR Proposals (1) and (2).

This Proxy will be voted as directed or, if no instructions are given, it will be voted "FOR" election of all nominees as Directors of the Company, and "FOR" approval and ratification of the appointment of independent auditors. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
YOUR VOTE IS IMPORTANT.

(Continued and to be signed on reverse side)

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CONTINENTAL MATERIALS CORPORATION
Please mark vote in oval in the following manner using dark ink only. ☐

		FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed below
1.	Election of three nominees to the Board of Directors. William D. Andrews, Betsy R. Gidwitz and James G. Gidwitz
		☐	☐
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nomine's name.)
		For	Against	Abstain
2.	Approval and ratification of the Directors' appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending January 1, 2005.	☐	☐	☐

The Proxy is solicited on behalf of the Board of Directors of the Company.

Dated	, 2004

Signature
Signature if held jointly

Please sign exactly as name appears above. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

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QuickLinks

GENERAL INFORMATION
PROPOSAL 1 BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
COMPARISON OF TOTAL SHAREHOLDER RETURN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2 RATIFICATION OF ENGAGEMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS AND OTHER MATTERS
EXPENSES
  APPENDIX A
  APPENDIX B
  APPENDIX C